Exhibit 99.1350CERT

         Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                      Section 906 of the Sarbanes Oxley Act

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust (together, the "Registrants"), hereby certifies, to the best of his knowledge, that the Registrants' Report on Form N-CSR for the period ended April 30, 2007, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each Registrant.

Date: June 19, 2007


/s/ Robert C. Doll, Jr.
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Robert C. Doll, Jr., Chief Executive Officer of
BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust (together, the "Registrants"), hereby certifies, to the best of his knowledge, that the Registrants' Report on Form N-CSR for the period ended April 30, 2007, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each Registrant.

Date: June 19, 2007

/s/ Donald C. Burke
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Donald C. Burke, Chief Financial Officer of
BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust


This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission